                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 22, 1996
                                                   ----------------------------


                                   ACC Corp.
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            (Exact name of registrant as specified in its charter)

            Delaware                  0-14567             16-1175232
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  (State or other jurisdiction      (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)


                  400 West Avenue, Rochester, New York 14611
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             (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code          (716) 987-3000
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                                Not Applicable
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         (Former name or former address, if changed since last report)



                        Exhibit Index Appears at Page 6
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                                     - 2 -

ITEM 5.    OTHER EVENTS
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          As used herein, unless the context otherwise requires, the "Company"
and "ACC" refer to ACC Corp. and its subsidiaries, including ACC Long Distance Corp. ("ACC U.S."), ACC TelEnterprises Ltd., the Company's 70% owned Canadian subsidiary ("ACC Canada"), and ACC Long Distance UK Ltd. ("ACC U.K."). In this Form 8-K references to "dollar" and "$" are to United States dollars, references to "Cdn. $" are to Canadian dollars, references to "(Pounds)" are to English pounds sterling, the terms "United States" and "U.S." mean the United States of America and, unless the context otherwise requires, its states, territories and possessions and all areas subject to its jurisdiction, and the terms "United Kingdom" and "U.K." mean England, Scotland and Wales.

          The Company's Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission (the "Commission") on or about the date hereof (the "Registration Statement") is incorporated herein in its entirety by reference, including, without limitation, the following portions of the Prospectus included therein: Risk Factors ("Risk Factors"); Management's Discussion and Analysis of Financial Condition and Results of Operations ("Management's Discussion and Analysis"); and Report of Independent Public Accountants, Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Changes in Shareholders' Equity, Consolidated Statements of Cash Flow and Notes to Consolidated Financial Statements of the Company (collectively, the "Consolidated Financial Statements").

          Certain of the information contained or incorporated by reference in this Form 8-K, including under Management's Discussion and Analysis, including information with respect to the Company's plans and strategies for its business and related financing, are forward-looking statements. For a discussion of important factors that could cause actual results to differ materially from the forward-looking statements, see "Recent Losses; Potential Fluctuations in Operating Results," "Dependence on Transmission Facilities-Based Carriers and Suppliers," "Regulation," "Competition," "Need for Additional Capital," "Risks of Growth and Expansion," "Risks Associated with International Operations," "Dependence on Effective Information Systems," "Risks Associated With Acquisitions, Investments and Strategic Alliances," "Technological Changes," "Dependence on Key Personnel," "Risks Associated with Financing Arrangements; Dividend Restrictions," "Holding Company Structure," "Potential Volatility of Stock Price," "Anti-takeover Provisions" and "Shares Eligible for Future Sale; Registration Rights" included under the caption "Risk Factors" in the Prospectus contained in the Registration Statement incorporated herein by reference and the Company's periodic reports filed with the Commission.
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                                     - 3 -

          A copy of the Registration Statement, which contains the Risk Factors, Management's Discussion and Analysis and Consolidated Financial Statements of the Company is attached hereto as Exhibit 99.24.

          On May 22, 1995, Mr. Aab, the Company's Chairman of the Board and then Chief Executive Officer, entered into a Participation Agreement with Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P. and Chisholm Partners II, L.P. (collectively, the "Fleet Investors") in connection with purchase by the Fleet Investors of $10 million in aggregate principal amount of 12% convertible subordinated notes of the Company, which notes were subsequently converted into 10,000 shares of Series A Preferred Stock. The Participation Agreement requires Mr. Aab to notify the Fleet Investors and the Company of certain proposed transfers of his Class A Common Stock of the Company and, if any of the Fleet Investors elect to participate in the proposed transaction, Mr. Aab is required to obtain the agreement of the purchaser to acquire from any participating Fleet Investor, at the same price and on the same terms offered to Mr. Aab, a pro rata portion of the shares proposed to be purchased from Mr. Aab. The Participation Agreement does not apply to certain transfers of shares by Mr. Aab, including pursuant to a public offering registered under the Securities Act of 1933, as amended (the "Act"), pursuant to Rule 144 adopted under the Act, certain charitable transfers and transfers resulting from any foreclosure upon shares which have been pledged, and the transfer restrictions are extinguished if Mr. Aab ceases to be a director or employee of the Company or if the Series A Preferred Stock and certain warrants issued to the Fleet Investors are no longer outstanding.

          During 1994 and early 1995, the Company initiated efforts to obtain new telecommunications software programs from AMBIX Systems Corp. ("AMBIX"), a software development company. The Company's Chairman of the Board and then Chief Executive Officer, Richard T. Aab, was a controlling shareholder of AMBIX during such period. In May of 1995, anticipating material agreements with AMBIX and desiring to eliminate a conflict of interest situation, all of the common shares owned by Mr. Aab in AMBIX were placed in escrow under the direction of a Special Committee of the Company's Board of Directors with the option of the Special Committee to authorize the Company to accept the transfer and delivery of the shares in exchange for the release or indemnification of Mr. Aab of his personal guarantee of certain obligations of AMBIX to its lender and the substitution of the Company as the guarantor of such obligations. The Special Committee, its outside consultants and the Company's management then proceeded to review and evaluate the software technology and the terms and conditions of proposed transactions with AMBIX.

          On February 21, 1996, pursuant to approval of the Special Committee, a software license agreement was entered into by and between the Company and AMBIX Acquisition Corp., which is the purchaser of AMBIX's intellectual property and other assets and is an affiliate of AMBIX. Immediately prior thereto, the shares of AMBIX held in escrow were returned to AMBIX and the related party nature of the Company's relationship with AMBIX was thereby extinguished. In connection with the return of Mr. Aab's shares to AMBIX, the Company paid approximately $200,000 to AMBIX's lender to release Mr. Aab's personal guarantee of certain obligations of AMBIX to its lender. Such benefit to Mr. Aab was the only consideration he received from the Company for the return of his shares to AMBIX, and, to the Company's knowledge, Mr. Aab did not receive any additional consideration from AMBIX for the return of his shares nor did he receive any cash distributions from AMBIX during his ownership of such shares.
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                                     - 4 -

          For an aggregate consideration of $1.8 million (including the payment by the Company of certain obligations of AMBIX to its lender) paid to or for the benefit of AMBIX or AMBIX Acquisition Corp., the Company in return has received a perpetual right to use the newly developed telecommunications software programs. In making a business judgment as to the amount of such consideration, the Special Committee considered a number of factors including, among other matters, the opinion of its independent software consultants with respect to the estimated cost of developing the major software program covered by the license, the recommendations of management of the Company who were experienced with oversight responsibilities for the development of software programs, and the known benefit to the Company of the software programs as demonstrated by their preliminary testing and use by the Company. The Company does not know the full costs incurred by AMBIX in developing the software programs.

          The software programs and the Company's license to use them are considered by the Company to be material and integral to its operations. During 1995 the Company paid AMBIX $1.2 million, of which $700,000 relating to the purchase of certain hardware and acquisition of certain software licenses, was capitalized and recorded on the balance sheet as a component of property, plant and equipment, and $500,000 relating to software development was expensed. During 1994 the Company paid AMBIX $132,000, all of which related to software development which was expensed. The Company anticipates that it will attempt to negotiate and enter into an arrangement with AMBIX Acquisition Corp. to provide maintenance and support for the software programs. There can be no assurance that the Company will negotiate or enter into any such arrangements or regarding the terms thereof.

          Copies of the agreements between the Company and AMBIX or AMBIX Acquisition Corp., and the letter agreement between the Company and Mr. Aab relating to his interest in AMBIX, are attached hereto as Exhibits 99.5, 99.6,
99.7 and 99.8.

          On January 19, 1996, subject to obtaining shareholder approval, the Company's Board of Directors adopted a Non-Employee Directors' Stock Option Plan (the "Directors Stock Option Plan"), and Messrs. Bennett, Estey, Tessoni and Van Degna each received options to purchase 5,000 shares of Class A Common Stock at an exercise price of $23.00 per share pursuant to the Directors Stock Option Plan. The Directors Stock Option Plan provides for annual grants of options to purchase 5,000 shares of Class A Common Stock at an exercise price equal to 100% of the fair market value of the stock on the date of grant, which options vest at the first anniversary of the date of grant. The maximum number of shares with respect to which options may be granted under the Directors Stock Option Plan is 250,000, subject to adjustment for stock splits, stock dividends and the like. A copy of the Directors Stock Option Plan is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL  STATEMENTS  AND  EXHIBIT
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              See Exhibit Index
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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ACC Corp.



Dated:   February 22, 1996
                                  By:/s/ David K. Laniak
                                     -----------------------
                                     David K. Laniak
                                     Chief Executive Officer

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                                     - 6 -


                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number     Title or Description                                 Location
-------    --------------------                                 --------

3.1 By-Laws of the Company, as amended through December 13, 1995

23.1       Consent of Arthur Andersen LLP

99.1       ACC Corp. Non-Employee Directors' Stock
           Option Plan

99.2       Release and Settlement Agreement between the
           Company and Francis Coleman, dated
           December 29, 1995

99.3       Form of Employment Continuation Incentive
           Agreement

99.4       Warrant to Purchase 7,500 Shares of Class A
           Common Stock dated October 30, 1995

99.5       Software License Agreement dated March 30,
           1995 by and between AMBIX Systems Corp. and the Company

99.6       Software License Agreement dated February 21,
           1996 between AMBIX Acquisition Corp. and the
           Company

99.7       Bill of Sale from AMBIX Systems Corp. to the
           Company dated February 6, 1996

99.8 Letter Agreement dated April 27, 1995 between the Special Committee of the Board of Directors of the Company and Richard T. Aab

99.9       Lease dated January 25, 1994 between the Hague
           Corporation and the Company, as modified by a
           Lease Modification Agreement No. 1 dated
           May 31, 1994 and a Lease Modification
           Agreement No. 2 dated May 31, 1994, relating to
           the Company's leased premises located at
           400 West Avenue, Rochester, New York
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                                     - 7 -



99.10      Amended and Restated Lease Agreement dated
           March 1, 1994 between ACC Long Distance
           Inc./Interurbains ACC Inc. and Coopers &
           Lybrand relating to the leased premises located at 5343 Dundas Street West, Etobicoke, Ontario,
           Canada

99.11 Underlease Agreement dated December 23, 1993 between ACC Long Distance UK Limited, IBM
           United Kingdom Limited, and the Company
           relating to the leased premises located on the tenth floor at The Chiswick Centre 414 Chiswick
           High Road, London, England

99.12      Underlease Agreement dated June 6, 1995
           between ACC Long Distance UK Limited, IBM
           United Kingdom Limited, and the Company
           relating to the leased premises located on the first floor at The Chiswick Centre 414 Chiswick High
           Road, London, England

99.13      Supplemental Lease Agreement dated June 3,
           1994 between ACC Long Distance UK Limited,
           IBM United Kingdom Limited, and the Company relating to the leased premises located on the ninth floor at The Chiswick Centre 414 Chiswick
           High Road, London, England

99.14      Contingent Interest Agreement dated July 21,
           1995 in favor of First Union National Bank of
           North Carolina and Shawmut Bank of
           Connecticut, N.A.

99.15 Leasehold Mortgage dated July 21, 1995 between the Company and First Union National Bank of
           North Carolina relating to the leased premises located at 400 West Avenue, Rochester, New
           York

99.16      Leasehold Mortgage dated July 21, 1995 between
           the Company and First Union National Bank of
           North Carolina relating to the leased premises
           located at Suite 206, State Tower Building,
           109 South Warren Street, Syracuse, New York
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                                     - 8 -



99.17 Leasehold Mortgage dated July 21, 1995 between the Company and First Union National Bank of
           North Carolina relating to the leased premises located at Suite 2200, Suite 204 and Suite 205,
           State Tower Building, 109 South Warren Street,
           Syracuse, New  York

99.18      Mortgage of Leasehold Interest dated July 21,
           1995 between the Company and ACC Long
           Distance Inc./Interurbains ACC Inc. relating to the leased premises located at 5343 Dundas Street
           West, Etobicoke, Ontario, Canada

99.19      Pledge Agreement dated July 21, 1995 by the
           Company in favor of First Union National Bank of North Carolina

99.20      Pledge Agreement dated July 21, 1995 by ACC
           National Long Distance Corp. in favor of First
           Union National Bank of North Carolina

99.21 Security Agreement dated July 21, 1995 between the Company, certain Domestic Subsidiaries of the Company and First Union National Bank of
           North Carolina

99.22      Trademark Security Agreement dated July 21,
           1995 between the Company and First Union
           National Bank of North Carolina

99.23      License Agreement dated July 1, 1993 between
           Hudson's Bay Company and ACC Long Distance
           Inc.

99.24      Registration Statement on Form S-3 of the
           Company to be filed with the Securities and Exchange Commission on or about the date hereof